Q4 2016 Supplemental Financial Information November 10, 2016 Exhibit 99.2

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will,” or the negative of such terms, or other comparable terminology. These forward-looking statements are only predictions based on the current intent and expectations of the management of Esterline, are not guarantees of future performance or actions, and involve risks and uncertainties that are difficult to predict and may cause Esterline’s or its industry’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Esterline's actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-looking statements due to risks detailed in Esterline's public filings with the Securities and Exchange Commission including its most recent Transition Report on Form 10-K. This presentation also contains references to non-GAAP financial information subject to Regulation G. The reconciliations of each non-GAAP financial measure to its comparable GAAP measure as well as further information on management’s use of non-GAAP financial measures are included in Esterline’s press release dated November 10, 2016, included as Exhibit 99.1 to Form 8-K filed with the SEC on the same date, as well as in this presentation, including the Appendix.

Q4 2016 Financial Results Sales of $544 million, down 0.3%* Organic sales up $16 million Defense Technologies incident ($13) million Negative FX impact ($4) million Book to Bill = 0.9 GAAP EPS of $1.75 Adjusted EPS of $1.96** (excludes certain discrete items) * Comparison is to the recast three-month period ended October 2, 2015. ** See Page 1 regarding non-GAAP financial measures.

FY 2016 Financial Results Sales of $1,993 million, down 0.5%* Positive impact from full-year of DAT business $52 million Negative impacts from organic volumes ($19) million, FX ($25) million and Defense Technologies incident ($18) million Book to Bill = 1.03 GAAP EPS of $3.93 Adjusted EPS of $4.86** (excludes certain discrete items) Free cash flow of $99 million** * Comparison is to the recast twelve-month period ended October 2, 2015. ** See Page 1 regarding non-GAAP financial measures.

2016 Year-over-Year (YOY) Summary* Dollars in millions, except EPS Q4 2016 Q4 2015 Change FY 2016 FY 2015 Change Sales $ 544 $ 545 ($1) $ 1,993 $ 2,003 ($10) Gross margin $ 194 $ 186 $8 $ 661 $ 679 ($18) As a % of sales 35.6% 34.1% 1.5% 33.2% 33.9% (0.7%) Earnings from continuing operations $ 52 $ 40 $12 $ 117 $ 128 ($11) Earnings per diluted share from continuing ops $ 1.75 $ 1.34 $0.41 $ 3.93 $ 4.10 ($0.17) * Comparison is to the recast three-month and twelve-month periods ended October 2, 2015.

2016 Earnings Adjustment Dollars in millions, except EPS EPS adjustments are net of tax Q4 Earnings from Continuing Ops EPS FY Earnings from Continuing Ops EPS GAAP $ 52 $ 1.75 $ 117 $3.93 Accelerated integration costs 3 0.11 7 0.24 Compliance costs 2 0.06 9 0.30 DAT integration costs 1 0.04 10 0.34 Long-term contract adjustments - - 2 0.05 Adjusted* $ 58 $ 1.96 $ 145 $4.86 * See Page 1 regarding non-GAAP financial measures

2016 Sales Change (YOY)* Items Q4 Sales FY Sales 2015* $ 545 $ 2,003 Foreign currency translation (7) (31) FX forward contract gain 3 6 DAT incremental (acquired sales) - 52 Defense Technologies energetic incident (13) (18) Sales volume 16 (19) 2016 $ 544 $ 1,993 Dollars in millions * Comparison is to the recast three-month and twelve-month periods ended October 2, 2015.

2016 Segment Sales Change (YOY)* Q4 Total Change Q4 Organic¹ Q4 FX Q4 Other2 FY Total Change FY Organic¹ FY FX FY Other2 Avionics & Controls 9% 9% <1% - 4% (1%) <(1%) 6% Sensors & Systems (2%) (2%) <1% - (3%) (2%) (1%) - Advanced Materials (15%) <(1%) (4%) (10%) (6%) <1% (2%) (4%) Total <(1%) 3% <(1%) (2%) <(1%) <(1%) (1%) 2% 1 Organic sales growth represents the total reported increase within the company’s continuing operations less the impact of all foreign currency translation and hedging activities. 2 Other represents acquired sales (Avionics & Controls) and energetic incident (Advanced Materials). * Comparison is to the recast three-month and twelve-month periods ended October 2, 2015.

2016 Gross Margin Change (YOY)* Items Q4 Gross Margin FY Gross Margin 2015* $ 186 $ 679 FX Impact - (3) DAT purchase accounting and integration expenses 2 3 DAT incremental (acquired sales) - 21 Sales volume / mix 13 (11) Defense Technologies energetic incident (5) (7) Higher mfg. costs / Inventory reserves / EAC / Other adjustments (2) (21) 2016 $ 194 $ 661 Dollars in millions * Comparison is to the recast three-month and twelve-month periods ended October 2, 2015.

FY 2016 Free Cash Flow Reconciliation* * Comparison is to the recast twelve-month period ended October 2, 2015. ** See Page 1 regarding non-GAAP financial measures. FY 2016 FY 2015* Net Earnings $ 103 $ 88 Depreciation and amortization (Depreciation of $49M and $51M) 100 103 Change in working capital (A/R, Inventory, A/P) (43) (2) Other 7 5 Cash flow from operations $ 167 $ 194 Capital expenditures (68)¹ (55) Free cash flow** $ 99 $ 139 Dollars in millions; GAAP results ¹ 2016 Cap Ex includes ~ $15 million used to purchase and improve the primary facility of the DAT business.

FY 2016 EBITDA* * Comparison is to the recast twelve-month period ended October 2, 2015. ** See Page 1 regarding non-GAAP financial measures. FY 2016 FY 2015* Operating Earnings from Continuing Operations $ 170 $ 199 Depreciation and amortization 99 100 EBITDA from Continuing Operations ** $ 269 $ 299 Dollars in millions; GAAP results

Share Repurchase Update # Shares In thousands $ Value In millions $ Authorization Remaining In millions FY 2014 269 $ 30.3 FY 2015 2,562 259.5 Q1 2016 0 0 Q2 2016 203 12.0 Q3 2016 102 6.7 Q4 2016 0 0 Total since inception* 3,136 $ 308.5 $ 91.5 * $400 million total authorization for share repurchase.

2017 Guidance Guidance Sales $2.0B - $2.05B GAAP EPS (diluted, continuing ops) $4.30 - $4.70 Adjusted EPS* (diluted, continuing ops) $4.50 - $4.90 EBITDA* $295M - $315M Free Cash Flow* $165M - $185M Guidance 2017 Adjusted EPS GAAP EPS (diluted, continuing ops) $4.30 - $4.70 Compliance Costs $0.18 DAT Integration Costs $0.02 Adjusted EPS* (diluted, continuing ops) $4.50 - $4.90 * See Page 1 regarding non-GAAP financial measures.

Sales Growth and Outlook

2016 Sales Mix	End Market	2017 Sales Growth*	Comments
~50%	Commercial Aerospace	Low single digit	Increased OE production rates: 737Max, A320Neo, 787, A350, C-Series
~30%	Defense	Flat	New products / contracts: Avionics, Defense Technologies, Power Systems Lower production rates (legacy products) / New LTAs (lower pricing): Avionics, Defense Technologies, Engineered Materials
~20%	Adjacent Markets	Flat	Growth in high-end medical offsets decreases in gaming
	Total	Flat to 2% (excl ~$15M increase from Defense Tech incident recovery)	

* Organic sales growth, excluding impacts from FX and Defense Technologies recovery from May 2016 energetic incident (~ $15m).

Q4 2016 Supplemental Financial Information 13

2017 Adjusted EPS* Bridge 2016 Adj. EPS 2017 Gross Margin 2017 SG&A 2017 R&D 2017 Adj. EPS @ 16% Tax Rate EPS Impact of 25% Tax Rate 2017 Adj. EPS * See Page 1 regarding non-GAAP financial measures. 5% of sales vs 4.8% in ‘16 Normalized Inc Comp / Higher IT Supply chain, CI, Footprint

2017 Tax Changes Q4 2016 Supplemental Financial Information CA Audit Benefit (2016) 2016 Tax Expense Tax on Higher Income Loss of UK Benefits 2017 Tax Expense Blended rate of 31%

2017 Guidance Assumptions Interest expense ~$28 million Tax rate 25% Average diluted shares outstanding 29.690 million Depreciation / Amortization expense ~$100 million Cap Ex $55 - $60 million

Appendix

Year-Over-Year Sales Comparisons $millions * The recast Q1 2015 period includes a record year-end October 2014

Year-Over-Year Adj. EPS* Comparisons Earnings per Share * See Page 1 regarding non-GAAP financial measures. ** The recast Q1 2015 period includes a record year-end October 2014

2016 Income Statement* * See Page 1 regarding non-GAAP financial measures.

2016 Income Statement* * See Page 1 regarding non-GAAP financial measures.

2016 EPS – Adjustments* * See Page 1 regarding non-GAAP financial measures.

Q4 2016 Adjusted Gross Margin and EBIT* * See Page 1 regarding non-GAAP financial measures.

2016 Adjusted Gross Margin and EBIT* * See Page 1 regarding non-GAAP financial measures.

* Comparison is to the recast three-month and twelve-month periods ended October 2, 2015. 2015* Recast Income Statement** ** See Page 1 regarding non-GAAP financial measures

2015* Recast Income Statement** * Comparison is to the recast three-month and twelve-month periods ended October 2, 2015. ** See Page 1 regarding non-GAAP financial measures

2015* Recast EPS – Adjustments** * Comparison is to the recast three-month and twelve-month periods ended October 2, 2015. ** See Page 1 regarding non-GAAP financial measures

Q4 2015* Adjusted Gross Margin and EBIT** * Q4 2015 is the recast three-month period ended October 2, 2015. ** See Page 1 regarding non-GAAP financial measures.

2015* Adjusted Gross Margin and EBIT** * 2015 is the recast twelve-month period ended October 2, 2015. ** See Page 1 regarding non-GAAP financial measures.